Exhibit 99.1



PRESS RELEASE
OCTOBER 18, 2004
NEW HAVEN, CONNECTICUT 06510
                                                    CONTACT: MICHAEL M. CIABURRI

DATE:  OCTOBER 18, 2004                                          PRESIDENT & COO

RELEASE...........IMMEDIATE                                       (203) 782-1100



SOUTHERN CONNECTICUT BANCORP, INC. (AMEX: SSE), THE PARENT COMPANY OF THE BANK OF SOUTHERN CONNECTICUT AND THE BANK OF SOUTHEASTERN CONNECTICUT (IN ORGANIZATION), REPORTS SUBSTANTIAL ASSET GROWTH FOR THE THREE AND NINE MONTH PERIODS ENDING SEPTEMBER 30, 2004 IN COMPARISON TO SEPTEMBER 30, 2003. BANCORP REPORTS A LOSS OF $52,932 AND A PROFIT OF $2,942 FOR THE THREE AND NINE MONTH PERIODS ENDING SEPTEMBER 30, 2004 IN COMPARISON TO LOSSES OF $211,225 AND $623,873 FOR THE THREE AND NINE MONTHS PERIODS ENDING SEPTEMBER 30, 2003. THREE AND NINE MONTH BASIC INCOME (LOSS) PER SHARE AT SEPTEMBER 30, 2004 WERE $(0.02) AND $0.00 RESPECTIVELY IN COMPARISON TO LOSSES IN THE PREVIOUS YEAR OF $0.20 AND $0.59 CORRESPONDINGLY. TOTAL ASSETS OF


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BANCORP WERE $81.0 MILLION AT SEPTEMBER 30, 2004, A 63% INCREASE FROM $49.7
MILLION AT SEPTEMBER 30, 2003.

THE BANK OF SOUTHEASTERN CONNECTICUT ( IN ORGANIZATION) IS EXPECTED TO COMMENCE OPERATIONS DURING THE FIRST QUARTER OF 2005, SUBJECT TO RECEIPT OF FINAL APPROVALS FROM APPLICABLE REGULATORY AUTHORITIES, AND WILL BE HEADQUARTERED IN THE CITY OF NEW LONDON, CONNECTICUT.

THE BANK OF SOUTHERN CONNECTICUT EARNED $201,398 FOR THE FIRST NINE MONTHS ENDED SEPTEMBER 30, 2004 IN COMPARISON TO A LOSS OF $595,768 FOR THE NINE MONTH PERIOD ENDING SEPTEMBER 30, 2003. TOTAL ASSETS OF THE BANK OF SOUTHERN CONNECTICUT INCREASED BY 48% TO $73.6 MILLION AT SEPTEMBER 30, 2004 FROM $49.6 MILLION AT SEPTEMBER 30, 2003. TOTAL LOANS INCREASED BY 46% TO $51.7 MILLION AT SEPTEMBER 30, 2004 FROM $35.3 MILLION AT SEPTEMBER 30, 2003. TOTAL DEPOSITS INCREASED BY 44% TO $57.2 MILLION AT SEPTEMBER 30, 2004 FROM $39.8 MILLION AT SEPTEMBER 30, 2003. THE BANK OPENED FOR BUSINESS IN OCTOBER 2001 AND CURRENTLY HAS THREE BANKING OFFICES.

" WHILE WE EXPERIENCED A MODEST LOSS OF $52,932 DURING THE MOST RECENT QUARTER DUE PRIMARILY TO INCREASED EXPENSES ASSOCIATED WITH ESTABLISHING THE OPENING OF THE BANK OF SOUTHEASTERN CONNECTICUT IN NEW LONDON, CONNECTICUT WE ARE PLEASED WITH THE CONTINUED


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GROWTH AND PROGRESS OF OUR COMPANY," STATED MICHAEL M. CIABURRI, PRESIDENT AND
CHIEF OPERATING OFFICER.

CERTAIN STATEMENTS CONTAINED IN THIS RELEASE AND IN OTHER WRITTEN MATERIALS AND STATEMENTS WE MAY ISSUE, INCLUDING WITHOUT LIMITATION STATEMENTS CONTAINING THE WORD "BELIEVES," "ANTICIPATES," "INTENDS," "EXPECTS," "ESTIMATES," "COULD," "WOULD," "WILL," OR WORDS OF SIMILAR IMPORT, CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS.

SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE OUR ACTUAL FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, A LIMITED OPERATING HISTORY AND VOLATILITY OF EARNINGS, OUR DEPENDENCE ON OUR EXECUTIVE MANAGEMENT AND BOARD OF DIRECTORS, OUR BUSINESS CONCENTRATION IN SMALL TO MEDIUM-SIZED BUSINESSES IN THE NEW HAVEN AND NEW LONDON, CONNECTICUT AREAS, AS WELL AS CHANGES IN OUR BUSINESS, COMPETITIVE MARKET AND REGULATORY CONDITIONS AND STRATEGIES. ADDITIONAL INFORMATION CONCERNING FACTORS THAT COULD IMPACT FORWARD-LOOKING STATEMENTS CAN BE FOUND IN THE COMPANY'S


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PERIODIC PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND IN THE
SECTION CAPTIONED "RISK FACTORS" IN OUR FINAL PROSPECTUS, FILED ON JUNE 17, 2004 PURSUANT TO THE RULE 424(B) (1) UNDER THE SECURITIES ACT OF 1933 AS AMENDED. GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE ANY UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD LOOKING STATEMENTS TO REFLECT FACTS, ASSUMPTIONS, CIRCUMSTANCES OR EVENTS THAT OCCUR AFTER THE DATE ON WHICH SUCH FORWARD-LOOKING STATEMENTS WERE MADE.


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